UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 14, 2026
Space Exploration Technologies Corp.
(Exact name of registrant as specified in its charter)

Texas	001-43344	01-0627671
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 Rocket Road Starbase, Texas 78521 (Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (310) 363-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	SPCX	The Nasdaq Stock Market LLC Nasdaq Texas, LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.
As previously announced, on June 16, 2026, Space Exploration Technologies Corp. (the “Company”), X67 Inc., a wholly owned subsidiary of the Company (“Merger Sub”), and Anysphere, Inc. (“Cursor”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), which provided for, among other things, the merger of Merger Sub with and into Cursor, with Cursor surviving the merger as a wholly owned subsidiary of the Company (the “Merger”).
Pursuant to the Merger Agreement, on August 14, 2026 (the “Effective Time”), the Merger became effective, and (i) the shares of Cursor’s common stock and the shares of Cursor’s preferred stock outstanding immediately prior to the Effective Time were automatically converted into the right to receive an aggregate of 389,289,254 shares of the Company’s Class A common stock, based on an implied equity value of Cursor of $60.0 billion and a price per share of the Company’s Class A common stock equal to the volume-weighted average closing price over the seven consecutive trading days immediately preceding the closing of the Merger, (ii) the vested Cursor restricted stock units outstanding immediately prior to the Effective Time were automatically converted into the right to receive, prior to giving effect to any withholding for applicable taxes, an aggregate of 1,752,426 shares of the Company’s Class A common stock (collectively, with the consideration received under (i) and cash received in lieu of fractional shares, the “Merger Consideration”), and (iii) the unvested Cursor restricted stock units and Cursor stock options outstanding immediately prior to the Effective Time were assumed and converted into an aggregate of approximately 29,128,326 Company restricted stock units with respect to the Company’s Class A common stock and approximately 44,365,047 stock options to purchase the Company’s Class A common stock, respectively.
The foregoing summary of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which has been filed as Exhibit 10.1 to the Current Report on Form 8-K filed on June 16, 2026, and is incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities.
The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The issuance of the Merger Consideration to Cursor was completed in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 4(a)(2) thereof as a transaction by an issuer not involving any public offering.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

10.1
Agreement and Plan of Merger, dated June 16, 2026, by and among Space Exploration Technologies Corp., X67 Inc. and Anysphere, Inc. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on June 16, 2026).

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Space Exploration Technologies Corp.

Date: August 14, 2026	By:	/s/ Bret Johnsen
Name: Bret Johnsen
Title: Chief Financial Officer